UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2023

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2023, the Board of Directors (the “Board”) of Midwest Energy Emissions Corp. (the “Company”) approved and adopted the Company’s Amended and Restated 2014 Equity Incentive Plan (the (the “2014 Plan”) and the Company’s Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”) which amended the Company’s previously adopted 2014 Equity Incentive Plan and 2017 Equity Incentive Plan. Such amendments were made in accordance with the requirements of the TSX Venture Exchange (the “TSXV”).

2014 Plan

The 2014 Plan was first approved by the Board on January 10, 2014. The 2017 Plan replaced the 2014 Plan, which was terminated by the Board of Directors on April 28, 2017. As a result of such termination, no additional awards may be granted under the 2014 Plan but previously granted awards shall remain outstanding in accordance with their terms and conditions. As of the date hereof, 4,775,000 options and no other types of award are outstanding under the 2014 Plan.

The 2014 Plan is administered by the Board, or it may be administered by a committee of the Board comprised of no fewer than two members of the Board. Eligible participants under the 2014 Plan include officers, employees of, or consultants to, the Company or any of its subsidiaries, or any person to whom an offer of employment is extended, or any person who is a non-employee director of the Company.

Options granted under the 2014 Plan may (i) qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) not qualify as ISOs, or (iii) both. To qualify as an ISO, an Option must meet certain requirements set forth in the Code. The term of each Option is fixed by the Board and may not exceed ten years from the date the Option is granted.

The Board may determine and provide in the applicable award agreement that vesting or other terms of an award may be accelerated in the event of change of control (as defined in the 2014 Plan) of the Company. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in the Company’s corporate structure affecting the shares, an adjustment or substitution may be made as approved by the Board.

2017 Plan

The 2017 Plan was adopted by the Board on February 9, 2017. The 2017 Plan will terminate on the tenth anniversary of the date of its initial adoption by the Board, unless earlier terminated by the Board. As amended by the Board on July 3, 2023, the maximum number of shares of common stock that may be issued under the 2017 Plan after July 3, 2023 is 14,078,459, and to the extent any award (or portion thereof) outstanding under the 2014 Plan expires, terminates or is cancelled, surrendered or forfeited for any reason on or after July 3, 2023, the shares of common stock subject to such award (or portion thereof) shall be added to and increase the foregoing limit, to a maximum of 4,775,000 additional shares of common stock.

The 2017 Plan is administered by the Board. Eligible recipients under the 2017 Plan include the Company’s officers, directors, employees, and consultants of the Company or one of its subsidiaries. Investor relations service providers may not receive any awards other than options. The 2017 Plan provides for the grant of stock options, stock appreciation rights, restricted share units or “RSUs”, and performance awards.

Stock options granted under the 2017 Plan may be ISOs within the meaning of Section 422 of Code, or nonqualified stock options (“NSOs”) which are not intended to qualify as incentive stock options. The per share exercise price of a stock option granted under the 2017 Plan shall not be less than the greater of (a) 100% of the Fair Market Value (as defined in the 2017 Plan) of a share of common stock on the date the stock option is granted and (b) the minimum price permitted by the rules and policies of any stock exchange on which the shares are then listed, except that with respect to an ISO granted to a person who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the Fair Market Value of the Company’s common stock on the date of grant.

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Subject to the terms of the 2017 Plan and the rules and policies of any stock exchange (including the TSXV) on which the shares are then listed, awards may be exercised by a reduction in the number of shares otherwise deliverable pursuant to the award (a “net exercise”) or pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards. Any award granted or issued to a participant who is a director, officer, employee, consultant or management company employee must expire no later than 12 months following the date the participant ceases to be an eligible participant under the 2017 Plan.

Except where permitted by the policies of the TSXV (including, without limitation, upon obtaining any disinterested stockholder approval required therefor) and so long as the Company’s shares of common stock are listed on the TSXV, there are certain limitations on the number of shares of common stock issuable pursuant to awards granted or issued under the 2017 Plan to any one participant, any one consultant, all investor relations service providers, and insiders of the Company as a group.

The foregoing summaries of certain provisions of the 2014 Plan and 2017 Plan are qualified in their entirety by reference to the actual documents, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Midwest Energy Emissions Corp. Amended and Restated 2014 Equity Incentive Plan
10.2*	Midwest Energy Emissions Corp. Amended and Restated 2017 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: July 6, 2023	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

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